Q4 2017 EARNINGS CALL PRESENTATION November 28, 2017 Todd Renehan Chief Executive Officer Kerry Shiba Executive Vice President and Chief Financial Officer Information in this presentation should be read in conjunction with Wesco Aircraft’s earnings press release and tables for the fiscal 2017 fourth quarter.

Wesco Aircraft Proprietary Visit www.wescoair.com Disclaimer 2 Wesco Aircraft – Investor Relations This presentation contains forward-looking statements (including within the meaning of the Private Securities Litigation Reform Act of 1995) concerning Wesco Aircraft Holdings, Inc. (“Wesco Aircraft “ or the “Company”). These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of management, as well as assumptions made by, and information currently available to, management. In some cases, you can identify forward-looking statements by the use of forward-looking terms such as “accelerate,” “achieve,” “address,” “anticipate,” “believe,” “continue,” “could,” “develop,” “deliver,” “drive,” “expand,” “execute,” “expect,” “focus,” “future,” “grow,” “improve,” “increase,” “indicator,” “likely,” “opportunity,” “outlook,” “plan,” “reduce,” “should,” “target,” “to be,” “trend,” “will” or similar words, phrases or expressions. These forward-looking statements are subject to various risks and uncertainties, many of which are outside the Company’s control. Therefore, you should not place undue reliance on such statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: general economic and industry conditions; conditions in the credit markets; changes in military spending; risks unique to suppliers of equipment and services to the U.S. government; risks associated with the Company’s long-term, fixed-price agreements that have no guarantee of future sales volumes; risks associated with the loss of significant customers, a material reduction in purchase orders by significant customers, or the delay, scaling back or elimination of significant programs on which the Company relies; the Company’s ability to effectively compete in its industry; the Company’s ability to effectively manage its inventory; the Company’s suppliers’ ability to provide it with the products the Company sells in a timely manner, in adequate quantities and/or at a reasonable cost; the Company’s ability to maintain effective information technology systems; the Company’s ability to retain key personnel; risks associated with the Company’s international operations, including exposure to foreign currency movements; risks associated with assumptions the Company makes in connection with its critical accounting estimates (including goodwill, excess and obsolete inventory and valuation allowance of the company’s deferred tax assets) and legal proceedings; changes in U.S. tax law; the Company’s dependence on third-party package delivery companies; fuel price risks; fluctuations in the Company’s financial results from period-to-period; environmental risks; risks related to the handling, transportation and storage of chemical products; risks related to the aerospace industry and the regulation thereof; risks related to the Company’s indebtedness; and other risks and uncertainties. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the Company’s business, including those described in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed from time to time with the Securities and Exchange Commission. All forward-looking statements included in this presentation (including information included or incorporated by reference herein) are based upon information available to the Company as of the date hereof, and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. The Company utilizes and discusses Adjusted Income from Operations, Adjusted Operating Margin, Adjusted Net Income, Adjusted Basic Earnings Per Share (EPS), Adjusted Diluted EPS, Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA), Adjusted EBITDA Margin and Free Cash Flow, which are non-GAAP measures its management uses to evaluate its business, because the Company believes these measures assist investors and analysts in comparing its performance across reporting periods on a consistent basis by excluding items that management does not believe are indicative of the Company’s core operating performance. The Company believes these metrics are used in the financial community, and the Company presents these metrics to enhance understanding of its operating performance. You should not consider Adjusted EBITDA and Adjusted Net Income as alternatives to Net (Loss) Income, determined in accordance with GAAP, and should not consider Adjusted Income from Operations as an alternative to (Loss) Income from Operations, determined in accordance with GAAP, in each case as an indicator of operating performance. Adjusted Income from Operations, Adjusted Operating Margin, Adjusted Net Income, Adjusted Basic EPS, Adjusted Diluted EPS, Adjusted EBITDA, Adjusted EBITDA Margin and Free Cash Flow are not measurements of financial performance under GAAP, and these metrics may not be comparable to similarly titled measures of other companies. See the Appendix for a reconciliation of Adjusted Income from Operations, Adjusted Operating Margin, Adjusted Net Income, Adjusted Basic EPS, Adjusted Diluted EPS, Adjusted EBITDA and Adjusted EBITDA Margin to the most directly comparable financial measures calculated and presented in accordance with GAAP.

Wesco Aircraft Proprietary Visit www.wescoair.com 4Q17 and Fiscal 2017 Highlights 3 Wesco Aircraft – Investor Relations Q4 net sales and gross profit lower, exacerbated by higher expenses – similar trends seen all year Business stabilized from operational perspective – not yet reflected in financial results Added more than $80 million in new business revenue, offset by volume declines and lost business Continuing to win new business and renew long-term contracts New business primary driver of expected modest FY18 growth; volume declines expected to moderate High level of SG&A relative to sales not sustainable; taking corrective action Progress made with improvement plan – positive trends, key leading indicators Restructured debt covenants – provides substantial flexibility while actions begin to drive results

Procurement Inventory Management Greater Efficiency Reduce Costs Customer Service On-Time Delivery Profitable Growth Improve Margins FOCUS Improvement Plan Update 4 Wesco Aircraft – Investor Relations Wesco Aircraft Proprietary Visit www.wescoair.com

Wesco Aircraft Proprietary Visit www.wescoair.com Improvement Plan Progress 5 Wesco Aircraft – Investor Relations Improvement in ad-hoc bookings – important leading indicator Increased sales orders/opportunities – positive customer response to improving service Stable Q4 ad-hoc sales and margins relative to Q3 Contract business higher – primarily new business, offset by volume declines and lost business Investing in inventory to support new business and customer service More SKUs on long-term agreements in Q4 – moving closer to FY18 target of 75% Improvements in operational metrics – increase in on-time delivery rates Cost actions in Q4 – reduced back-office costs by ~$6M annually; more work needed

Wesco Aircraft Proprietary Visit www.wescoair.com Business Review 6 Wesco Aircraft – Investor Relations Operational trends encouraging, but taking too long to produce financial improvement Engaged Alix Partners to assist with comprehensive business review to accelerate the process Initial work will be broad-based assessment of most significant opportunities for profit generation Cost structure assessed, along with other aspects of Wesco’s operations Expected to result in better service, lower cost structure and increased shareholder value Update of review to be provided on Q1 2018 earnings call

Wesco Aircraft Proprietary Visit www.wescoair.com 4Q17 Net Sales Summary 7 Wesco Aircraft – Investor Relations $365.6 $363.9 $361.6 Q4 2016 Q3 2017 Q4 2017 Net Sales ($M) Net sales decrease of $4M year/year Lower ad-hoc sales of $5M – primarily due to customer production schedule changes Provision for customer claims of $2M Long-term contract sales increase of $3M, reflecting:  New contract business increase of ~$21M  Volume declines on key contracts/lost business of ~$18M Net sales sequentially stable, excluding claims provision

# 4Q17 Financial Summary

## Wesco Aircraft – Investor Relations

| (Dollars in Millions, Except Per Share Data) | Q4 2016 | Q3 2017 | Q4 2017 |
|---|---|---|---|
| Net sales | $365.6 | $363.9 | $361.6 |
| Income (loss) from operations | $40.3 | $(287.2) | $20.0 |
| Adjusted income from operations* | $40.3 | $23.9 | $20.0 |
| Adjusted operating margin* | 11.0% | 6.6% | 5.5% |
| Net income (loss) | $23.3 | $(229.6) | $(38.3) |
| Diluted earnings (loss) per share | $0.24 | $(2.32) | $(0.39) |
| Adjusted net income* | $29.9 | $10.0 | $8.4 |
| Adjusted diluted earnings per share* | $0.30 | $0.10 | $0.08 |
| Adjusted EBITDA* | $49.6 | $33.0 | $30.4 |
| Adjusted EBITDA margin* | 13.6% | 9.1% | 8.4% |

* See appendix for reconciliation and information regarding non-GAAP measures.

### Fourth Quarter Commentary

Gross margin 190 bps lower year/year primarily due to claims provision and inventory adjustments; also reflects lower hardware margins, mix of hardware and chemical businesses

On a sequential basis, gross margin essentially stable excluding claims provision

SG&A expenses $12M higher primarily due to personnel-related costs resulting from new business, customer support, severance, higher incentive compensation

SG&A sequentially higher primarily due to personnel-related costs to support new business and severance

Income taxes higher primarily due to a $37.5M non-cash charge for U.S. taxes on accumulated foreign earnings of $126.5M

- Deferred tax liability becomes payable over time upon repatriation
- Not expected to negatively impact FY18 effective rate

Wesco Aircraft Proprietary
Visit www.wescoair.com

8

At Period End (Dollars in Millions) Sept 30, 2016 Dec 31, 2016 March 31, 2017 June 30, 2017 Sept 30, 2017 Cash and cash equivalents $77.1 $51.2 $54.0 $57.1 $61.6 Accounts receivable, net 249.2 247.3 266.7 264.0 256.3 Inventories 713.5 751.7 774.4 802.7 827.9 Accounts payable 181.7 173.1 181.2 175.8 184.3 Total debt 834.3 843.2 855.3 861.1 863.8 Stockholders’ equity 882.9 889.7 916.0 687.8 649.7 Wesco Aircraft Proprietary Visit www.wescoair.com Balance Sheet Summary 9 Wesco Aircraft – Investor Relations

Quarter Ended (Dollars in Millions) Sept 30, 2016 Dec 31, 2016 March 31, 2017 June 30, 2017 Sept 30, 2017 Net income (loss) $23.3 $13.1 $17.4 $(229.6) $(38.3) Adjustments to reconcile to operating cash flow 24.9 14.6 13.8 261.8 56.3 Working capital change 2.7 (55.8) (36.9) (31.3) (12.1) Net cash provided by (used in) operating activities 50.9 (28.1) (5.7) 0.9 5.9 Purchase of property and equipment (2.9) (1.3) (2.9) (2.6) (2.1) Free cash flow 48.0 (29.4) (8.6) (1.7) 3.8 Wesco Aircraft Proprietary Visit www.wescoair.com Cash Flow Summary 10 Wesco Aircraft – Investor Relations

Wesco Aircraft Proprietary Visit www.wescoair.com Conclusion 11 Wesco Aircraft – Investor Relations Challenging fiscal 2017 – leadership team actively engaged in turning around the business Improvements in operational metrics for first time in several quarters Accelerating process with Alix Partners to deliver tangible and sustainable improvement Low single-digit percentage increase year-over-year in revenue expected in fiscal 2018  Primarily new business ramp up and ad-hoc sales growth Low double-digit percentage increase year-over-year in adjusted EBITDA expected in fiscal 2018  Primarily higher sales and gross margin, stable SG&A as a percent of sales Operational metrics expected to gain traction, leading to better second half than first half of fiscal 2018  Planning to exit year at adjusted EBITDA margin run-rate of more than 10%

APPENDIX

Wesco Aircraft Proprietary Visit www.wescoair.com Non-GAAP Financial Information 13 Wesco Aircraft – Investor Relations “Adjusted Income from Operations” represents (Loss) Income from Operations plus the $311.1 million goodwill impairment charge the Company took during the year ended September 30, 2017; “Adjusted Operating Margin” represents Adjusted Income from Operations divided by Net Sales. ‘‘Adjusted Net Income’’ represents Net (Loss) Income before: (i) amortization of intangible assets, (ii) amortization or write-off of deferred financing costs, (iii) unusual or non-recurring items and (iv) the tax effect of items (i) through (iii) above calculated using an estimated effective tax rate. “Adjusted Basic EPS” represents Basic EPS calculated using Adjusted Net Income as opposed to Net Income. “Adjusted Diluted EPS” represents Diluted EPS calculated using Adjusted Net Income as opposed to Net Income. ‘‘Adjusted EBITDA’’ represents Net (Loss) Income before: (i) income tax (benefit) provision, (ii) net interest expense, (iii) depreciation and amortization and (iv) unusual or non-recurring items; “Adjusted EBITDA Margin” represents Adjusted EBITDA divided by Net Sales. “Free Cash Flow” represents net cash (used in) provided by operating activities less purchases of property and equipment. The Company utilizes and discusses Adjusted Income from Operations, Adjusted Operating Margin, Adjusted Net Income, Adjusted Basic EPS, Adjusted Diluted EPS, Adjusted EBITDA, Adjusted EBITDA Margin and Free Cash Flow, which are non-GAAP measures its management uses to evaluate its business, because the Company believes these measures assist investors and analysts in comparing its performance across reporting periods on a consistent basis by excluding items that management does not believe are indicative of the Company’s core operating performance. The Company believes these metrics are used in the financial community, and the Company presents these metrics to enhance understanding of its operating performance. You should not consider Adjusted EBITDA and Adjusted Net Income as alternatives to Net (Loss) Income, determined in accordance with GAAP, and should not consider Adjusted Income from Operations as an alternative to (Loss) Income from Operations, determined in accordance with GAAP, in each case as an indicator of operating performance. Adjusted Income from Operations, Adjusted Operating Margin, Adjusted Net Income, Adjusted Basic EPS, Adjusted Diluted EPS, Adjusted EBITDA, Adjusted EBITDA Margin and Free Cash Flow are not measurements of financial performance under GAAP, and these metrics may not be comparable to similarly titled measures of other companies. See the following slides for a reconciliation of Adjusted Income from Operations, Adjusted Operating Margin, Adjusted Net Income, Adjusted Basic EPS, Adjusted Diluted EPS, Adjusted EBITDA and Adjusted EBITDA Margin to the most directly comparable financial measures calculated and presented in accordance with GAAP.

Non-GAAP Financial Information 14 Wesco Aircraft Proprietary Visit www.wescoair.com Wesco Aircraft – Investor Relations September 30, June 30, September 30, 2016 2017 2017 Net Sales 365,595$ 363,907$ 361,552$ Adjusted Income from Operations Income(loss) from operations 40,251$ (287,219)$ 19,970$ Goodwill impairment charge — 311,114 — Adjusted income from operations 40,251$ 23,895$ 19,970$ Adjusted operating margin 11.0% 6.6% 5.5% Adjusted Net Income Net income (loss) 23,261$ (229,608)$ (38,287)$ Amortization of intangible assets 3,974 3,743 3,753 Amortization of deferred financing costs 1,483 1,013 1,007 Goodwill impairment — 311,114 — Unusual or non-recurring items (1) 2,453 1,490 2,788 Adjustments for tax effect (2) (1,241) (77,763) 39,128 Adjusted net income 29,930$ 9,989$ 8,389$ Adjusted Basic Earnings Per Share Weight-average number of basic share outstanding 97,994,386 98,869,675 98,906,379 Adjusted net income per basic share 0.31$ 0.10$ 0.08$ Adjusted Diluted Earnings Per Share Weight-average number of diluted shares outstanding 98,681,699 98,869,675 98,906,379 Adjusted net income per diluted share 0.30$ 0.10$ 0.08$ (1) Unusual and non-recurring items in the fourth quarter of fiscal 2016 consisted of integration and other related expenses of $0.7 million, as well as business realignment and other expenses of $1.8 million. Unusual and non-recurring items in the third and fourth quarters of fiscal 2017 consisted of business realignment and other expenses. (2) The adjustment for tax effect in the third quarter of fiscal 2017 included a $10.6 million valuation allowance on deferred tax assets. The adjustment for tax effect in the fourth quarter of fiscal 2017 included a $37.5 million tax provision for accumulated foreign earnings and a $4.3 million tax provision for other discrete tax items. Wesco Aircraft Holdings, Inc. Non-GAAP Financial Information - Quarterly Adjusted Income from Operations Adjusted Net Income and Adjusted Earnings Per Share (UNAUDITED) (Dollars in thousands, except share data) Three Months Ended

Non-GAAP Financial Information 15 Wesco Aircraft Proprietary Visit www.wescoair.com Wesco Aircraft – Investor Relations September 30, June 30, September 30, 2016 2017 2017 EBITDA & Adjusted EBITDA Net (loss) income 23,261$ (229,608)$ (38,287)$ Income taxes (benefit) provision 7,306 (66,969) 48,045 Interest expense, net 9,465 9,614 10,292 Depreciation and amortization 7,137 7,340 7,540 EBITDA 47,169 (279,623) 27,590 Goodwill impairment — 311,114 — Unusual or non-recurring items (1) 2,453 1,490 2,788 Adjusted EBITDA 49,622$ 32,981$ 30,378$ Adjusted EBITDA margin 13.6% 9.1% 8.4% (1) Unusual and non-recurring items in the fourth quarter of fiscal 2016 consisted of integration and other related expenses of $0.7 million, as well as business realignment and other expenses of $1.8 million. Unusual and non-recurring items in the third and fourth quarters of fiscal 2017 consisted of business realignment and other expenses. Wesco Aircraft Holdings, Inc. Non-GAAP Financial Information - Quarterly EBITDA and Adjusted EBITDA (UNAUDITED) (Dollars In thousands) Three Months Ended

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